EXHIBIT 99.2

1 Broadwind | Investor Presentation 2023 Fourth Quarter & Full - Year 2023 Conference Call Presentation March 5, 2024

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward - looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward - looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) our expectations and beliefs with respect to our financial guidance as set forth in this release ; (ii) the impact of global health concerns on the economies and financial markets and the demand for our products ; (iii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits (which remain subject to further technical guidance and regulations), and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iv) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (v) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; ( vi) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (vii) our ability to continue to grow our business organically and through acquisitions ; (viii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; ( ix ) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; (x) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (xi) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer) ; xii) the economy and the potential impact it may have on our business, including our customers ; (xiii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xiv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xvi) the effects of the change of administrations in the U . S . federal government ; (xvii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xviii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; (xx) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xxi) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and other filings with the Securities and Exchange Commission . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

4Q23 PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE Strategic Progress Points As of March 2024 Strong full - year 2023 performance. Record margin realization, net income and Adjusted EBITDA, despite demand pause within core wind markets Improved margin realization. Adjusted EBITDA margins +900 bps y/y to 9.5%, supported by IRA AMP credit tax credit and operational actions Positive sequential order rate momentum . Order rates increased on a sequential basis across all three reporting segments in the fourth quarter Introduced first quarter 2024 financial guidance. Anticipate full - year performance will be weighted to the second half of 2024 Investment Thesis Building a platform for profitable growth Fourth Quarter 2023 Investment Thesis Building a platform for profitable growth Building a profitable precision manufacturing platform to support growing demand for energy transition and renewables - focused specialty fabrications and technologies Passage of IRA fundamentally transforming the margin and profitability profile of our business, with a decade of tax credit support under the legislation Building balanced exposure across both renewables and diverse end - markets , which provides more stability versus wind - only order flows Monetization of earned AMP tax credits expected to bolster liquidity in 2024 Positioned to capitalize on a multi - year investment cycle in wind Targeted commercial expansion, improved operational execution Record Full - Year 2023 Results Executed on - plan in the fourth quarter. Revenue, operating income and net income all increased y/y; tower sections sold +38% y/y

5 Broadwind | Investor Presentation 2023 Year - over - year organic growth in revenue, margin realization and profitability CONSOLIDATED FINANCIAL PERFORMANCE Total Revenue ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) GAAP Net Income (Loss) ($MM) Solid 4Q23 execution in a dynamic operating environment resulted in y/y improvement in revenue, margin realization and profitability Strong y/y revenue growth from Heavy Fabrications and Industrial Solutions, offset by y/y decline in Gearing Gross margin increased by +870 bps y/y to 15.1%, while Adjusted EBITDA margin increased +900 bps y/y to 9.5% Delivered $3.9 million y/y increase in GAAP Net Income to $1.1 million Entered into agreement to sell approximately $15 million of IRA advanced manufacturing production tax credits, less discounts, transaction fees and related expenses Gross Margin rate +943 bps y/y to 17.8% Adj. EBITDA margin rate +904 bps y/y to 13.3% $40.1 $46.6 $176.8 $203.5 4Q22 4Q23 2022 2023 $2.6 $7.0 $10.7 $32.5 4Q22 4Q23 2022 2023 $0.2 $4.4 $2.4 $21.5 4Q22 4Q23 2022 2023 ($2.9) $1.1 ($9.7) $7.7 4Q22 4Q23 2022 2023

6 Broadwind | Investor Presentation 2023 Fourth Quarter 2023 HEAVY FABRICATIONS SEGMENT AMP credits and operational execution support improved margin realization Segment Adjusted EBITDA increased by $3.4 million y/y to $3.7 million , driven by increased tower sales volumes and AMP credit benefit Segment EBITDA margin increased ~ 1100 bps y/y to 12.5% in 4Q23 Sold 132 wind tower sections in 4Q23 +37.5% y/y Segment backlog of $145 million as of 12/31/23, representing more than 12 - months of trailing twelve - month run - rate revenue Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $23.7 $29.5 4Q22 4Q23 $0.3 $3.7 4Q22 4Q23 $184.1 $10.0 4Q22 4Q23 $239.5 $145.3 4Q22 4Q23

7 Broadwind | Investor Presentation 2023 Fourth Quarter 2023 GEARING SEGMENT Solid y/y growth in segment Adjusted EBITDA and margin realization Growth in segment Adjusted EBITDA from 6.7% to 11.9%, driven by more profitable mix of product sold and improved operational execution Segment orders and backlog are down y/y, primarily driven by softness in Energy markets Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $11.7 $11.1 4Q22 4Q23 $0.8 $1.3 4Q22 4Q23 $15.1 $3.6 4Q22 4Q23 $42.5 $21.7 4Q22 4Q23

8 Broadwind | Investor Presentation 2023 Fourth Quarter 2023 INDUSTRIAL SOLUTIONS SEGMENT Continue to see demand acceleration within the natural gas turbine market, building on the market recovery evidenced throughout 2022 - 2023 Strong organic revenue growth , supported by strong demand within NGT and energy markets Segment revenue +29% y/y; segment EBITDA +$0.3 million y/y Backlog +6% y/y due to strong YTD orders Orders +16% y/y due to continued strong demand for new gas turbine content Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $4.7 $6.0 4Q22 4Q23 $0.7 $1.0 4Q22 4Q23 $5.7 $6.6 4Q22 4Q23 $15.2 $16.1 4Q22 4Q23

9 Broadwind | Investor Presentation 2023 (1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the “Credit Facility”), including an optional $10.0 mi ll ion accordion feature, and a $7.6 million Senior Secured Term Loan (the “Term Loan). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0 - 2.5%, subject to the l evel of excess availability on the Credit Facility. Maintaining stable liquidity profile sufficient to support the long - term growth of the business Capital allocation priorities include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt - on acquisitions $22.8 million of cash and availability under credit facility as of 12/31/23; generated approximately $10 million of positive free cash flow in 4Q23, including $6.5 from monetization from AMP credits Net leverage of 0.8x as of 12/31/23 Cash and LOC Availability at Quarter - End ($MM) Net Debt Outstanding (1) ($MM) Total Inventory ($MM) Fourth Quarter 2023 BALANCE SHEET UPDATE Total Operating Working Capital ($MM) $40.1 $22.8 4Q22 4Q23 $0.5 $19.4 4Q22 4Q23 $44.3 $37.4 4Q22 4Q23 $1.8 $16.6 4Q22 4Q23

10 Broadwind | Investor Presentation 2023 Introducing First Quarter 2024 revenue and Adjusted EBITDA guidance Guidance supported by targeted commercial growth within high - value, growth - oriented fabrications markets, together with a targeted focus on asset optimization and operational discipline Assumes approximately 25% utilization at tower facilities in the first quarter 2024, as if no new tower orders were received Assumes full - year 2024 performance will be weighted toward the second half of the year, given timing of anticipated customer projects Total Revenue Range ($MM) Total Adjusted EBITDA Range ($MM) As of March 5, 2024 FIRST QUARTER 2024 FINANCIAL GUIDANCE $34 $38 Low High $1.0 $2.0 Low High

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW We support the world’s energy transition as a leading independent producer of wind towers, gearing, custom fabrications, clean fuel processing systems and supply chain solutions Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for industrial clients. We are one of the leading independent wind tower manufacturers in the United States. Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction. This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure to the volatile demand in the US wind energy industry.

13 Broadwind | Investor Presentation 2023 What we do Precision manufacturing within wind sector and other diverse end - markets We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications Heavy Fabrications Segment 66% of 2023 Revenue We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets Gearing Segment 22% of 2023 Revenue We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets Industrial Solutions Segment 12% of 2023 Revenue Why we win Unique Value Proposition Proven engineering, product development and technical capabilities Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems Integrated design, sourcing, fabrication, machining, coating, assembly Stringent testing and quality capabilities Targeted, multi - industry focus Our manufacturing base Established Original Equipment Manufacturer (“OEM”) Relationships Our customer base Established OEM Relationships Manitowoc, WI Tower Manufacturing Industrial Fabrications Facility Abilene, TX Tower Manufacturing Industrial Fabrications Facility Cicero, IL Gear Manufacturing and Gearbox Repair Facility Pittsburgh, PA Gearbox Repair and Heat Treat Facility Sanford, NC Industrial Solutions and Gearbox Repair Facility OUR BUSINESS Building a platform sustained, profitable growth and long - term value creation

14 Broadwind | Investor Presentation 2023 INFLATION REDUCTION ACT IMPACT BENEFIT At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit Broadwind is prepared to leverage the benefits of the IRA to create shareholder value The IRA serves to materially enhance tower production economics The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind. Included within section 45x of the IRA is a provision for a new advanced manufacturing tax credit Theoretical IRA Benefit to Broadwind Quantifying potential impact of the 45x advanced manufacturing credit Theoretical annual gross profit benefit to Broadwind $30 million Annual tower production @ 100% utilization (1) 325 towers Average MW per Tower (2) 3.1 avg. MW per tower Total Watts per MW 1,000,000 Cents Per Watt (3) $0.03 per watt Financial benefit of 45x credit per MW (4) $30,000 Average benefit per tower (5) $93,000 (1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers (2) Common OEM platforms range from 2.8 to 3.4 MW per tower (3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(0) (4) $0.03 x 1,000,000 watts per MW (5) Assuming average MW per tower of 3.1

15 Broadwind | Investor Presentation 2023 PASSAGE OF IRA SUPPORTS MULTI - YEAR INVESTMENT IN WIND Inflation Reduction Act of 2022 supports multi - decade decarbonization of domestic energy grid Broadwind is uniquely positioned to take advantage of the increased development activity driven by the IRA. Our Board and Management have deep knowledge of the wind market. IRA provides transformative, long - term funding for the entire energy ecosystem, including wind and solar The passage of the IRA extends tax credit availability into the mid - 2030s The wind industry is poised to capitalize on available domestic content tax credits, providing long - term support for multi - year investments in both onshore and offshore wind development We will seek to drive growth in excess of domestic onshore installation activity growth United States Onshore Wind Development Forecast (1) (Total GW Installed Annually, Includes Repowering (2023 - 2032) (1) Wood Mackenzie Power & Renewables – Wind Power Outlook – Updated January 2024 6.7 8.4 14.9 14.5 15.1 15.7 15.1 13.9 13.7 14.2 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e 2032e

16 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

17 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

18 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows

19 Broadwind | Investor Presentation 2023 APPENDIX GAAP to Non - GAAP Reconciliation

20 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data

21 Broadwind | Investor Presentation 2023 Please contact our investor relations team at: BWEN@val - adv.com IR CONTACT